EXHIBIT 10.1
AASTROM BIOSCIENCES, INC.

11,842,105 shares of Common Stock, no par value per share
Warrants for purchase of 5,921,053 shares of Common Stock
PLACEMENT AGENCY AGREEMENT
October 15, 2007
BMO Capital Markets Corp.
3 Times Square, 27th Floor
New York, New York 10036
Dear Sir or Madam:
          Aastrom Biosciences, Inc., a Michigan corporation (the “Company”), proposes to issue and sell to certain investors (collectively, the “Investors”) up to an aggregate of 11,842,105 units (the “Units”), each consisting of one share of common stock, no par value per share (the “Common Stock”), and one warrant to purchase 0.5 shares of the Company’s common stock (the “Warrants” and, together with the Common Stock, the “Securities”). The shares of Common Stock and Warrants are immediately separable and will be issued separately to the Investors. The Company hereby confirms its agreement with BMO Capital Markets Corp. (“BMO” or the “Placement Agent”) to act as placement agent in connection with such issuance and sale.
          1. Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Placement Agent agrees to act as the Company’s exclusive placement agent in connection with the sale, on a best efforts basis, by the Company of the Units to the Investors, and the issuance of the Securities to the Investors. The Placement Agent agrees to use its commercially reasonable efforts to solicit offers to purchase the Units from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agent has no authority to bind the Company with respect to any prospective offer to purchase the Units. The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Units has been solicited by either of the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, have any liability to the Company in the event any such purchase is not consummated for any reason. The Company shall pay to the Placement Agent 6% of the gross proceeds received by the Company from the sale of the Units on the Closing Date, without taking into account any proceeds from the exercise of the Warrants.
          2. Closing. Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent, and The Bank of New York as escrow agent (the “Escrow Agent”), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the “Escrow Agreement”), pursuant to which an escrow account will be established, at the Company’s expense, for the benefit of the Investors (the “Escrow Account”). Prior to the Closing Date (as hereinafter defined), (i) each of the Investors will deposit an amount equal to the price per Unit as shown on the cover page of the Prospectus (as hereinafter defined) multiplied by the number of Units purchased by it in the Escrow Account, and (ii) the Escrow Agent will notify the Company and the Placement Agent in writing whether the Investors have deposited in to the Escrow Account funds in the amount equal to the proceeds of the sale of all of the Units offered hereby (the “Requisite Funds”). At 10:00 a.m., New York City time, on October 16, 2007, or at such other time on such other date as may be agreed upon by the Company and the Placement Agent but in no event prior to the date on which the Escrow Agent shall have received all of the Requisite Funds (such date is hereinafter referred to as the “Closing Date”), the Escrow Agent will release the Requisite Funds from the Escrow Account for collection by the Company and the Placement Agent as provided in the Escrow Agreement and the Company shall deliver the Units to the Investors, which delivery, with respect to the shares of Common Stock, may be made through the facilities of the Depository Trust Company. The closing (the “Closing”) shall take place at the office of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178-0060. All actions taken at the Closing shall be deemed to have occurred simultaneously.
          3. Representations and Warranties of the Company. The Company represents and warrants and covenants to the Placement Agent that:
               (a) A “shelf” registration statement on Form S-3 (File No. 333-123570) with respect to the Securities of the Company has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. The Registration Statement meets the requirements of Rule 415(a)(1)(x) under the Act and complies in all materials respects with said rule. As used in this Agreement:
     (i) “Applicable Time” means 5:00 p.m. (New York City time) on the date of this Agreement;
     (ii) “Effective Date” means any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the Act in accordance with the Rules and Regulations;
     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Units, each as listed on Schedule 3 hereto;
     (iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Units;
     (v) “Pricing Disclosure Materials” means the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time;
     (vi) “Prospectus” means the final prospectus relating to the Units including any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;
     (vii) “Purchase Agreements” means the Purchase Agreements dated as of the date of this Agreement, each between the Company and an Investor, for the purchase of the Units;
     (vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated or deemed to be incorporated by reference therein pursuant to Form S-3 under the Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference.
               (b) The Registration Statement has heretofore become effective as of October 11, 2005 under the Act or, with respect to any registration statement to be filed to register the offer and sale of Units pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 p.m., New York City time, on the date of determination of the public offering price for the Units; no stop order of the Commission preventing or suspending the use of any Prospectus, any Issuer Free Writing Prospectus or any Preliminary Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.
               (c) The Company was not at the time of the initial filing of the Registration Statement, has not been since the date of such filing, and will not be on the applicable Closing Date, an “ineligible issuer” (as defined in Rule 405 under the Act). The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

               (d) The Registration Statement, at the time it became effective, as of the date hereof, and at the Closing Date conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date to the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, to the requirements of the Exchange Act or the Act, as applicable, and the rules and regulations of the Commission thereunder.
               (e) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
               (f) The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Prospectus in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Prospectus, as set forth in Section 8(b).
               (g) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
               (h) The Pricing Disclosure Materials did not, as of the Applicable Time, and will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Pricing Disclosure Materials in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Pricing Disclosure Materials, as set forth in Section 8(b).
               (i) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Materials as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
               (j) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The Company has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Placement Agent. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations and will file with the Commission all Issuer Free Writing Prospectuses, if any, in the time and manner required under Rules 163(b)(2) and 433(d) of the Act.
               (k) The Company is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the State of Michigan. The Company has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would not reasonably be expected to have a material adverse effect on or affecting the business, prospects, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”). Complete and correct copies of the articles or certificate of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the Placement Agent, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.
               (l) The Company’s only subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) are listed on Schedule 1 to this Agreement. Each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of formation. Each Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not have a Material Adverse Effect. All of the shares of issued capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders’ agreement, voting trust or other defect of title whatsoever.
               (m) The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as set forth in the Registration Statement, are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus as of the dates referred to therein. The descriptions of the securities of the Company in the Registration Statement and the Prospectus are, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Registration Statement and the Prospectus, or pursuant to the Company’s benefit plans or direct stock purchase plan as described in the Registration Statement and the Prospectus, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.
               (n) The Company has full legal right, power and authority to enter into this Agreement, the Escrow Agreement, the Purchase Agreements and the Warrants (together, the “Transaction Documents”) and perform the transactions contemplated hereby and thereby. The Transaction Documents have been authorized and validly executed and delivered by the Company and are legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability, including the effect of public policy on the enforceability of provisions relating to indemnification or contribution.
               (o) The sale of the Units and the issuance of the Securities have been duly authorized by the Company, and the shares of Common Stock, including the shares that will be issued upon exercise of the Warrants, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not be subject to preemptive or similar rights. The holders of the Securities will not be subject to personal liability by reason of being such holders. The Securities, when issued, will conform in all material respects to the description thereof included in the Prospectus. As of the date hereof, the Company has reserved from its duly authorized capital stock, the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.
               (p) The consolidated financial statements and the related notes included in the Registration Statement and the Prospectus present fairly, in all material respects, the financial condition of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows at the dates and for the periods covered thereby in conformity with generally accepted accounting principles (“GAAP”). No other financial statements or schedules of the Company, any Subsidiary or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, the Pricing Disclosure Materials and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus

               (q) PricewaterhouseCoopers L.L.P. (the “Accountants”), who have reported on such consolidated financial statements and schedules for the years ended June 30, 2005 through June 30, 2007, are registered independent public accountants with respect to the Company as required by the Act and the Rules and Regulations and by the rules of the Public Accounting Oversight Board. The consolidated financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectus have been prepared in conformity with the requirements of the Act and the Rules and Regulations and present fairly the information shown therein.
               (r) There is and has been no failure on the part of the Company, or to its knowledge after due inquiry, and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated therewith (the “Sarbanes-Oxley Act”). Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.
               (s) The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the Form 10-K for the year ended June 30, 2007 (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the year ended June 30, 2007 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

               (t) Except as set forth in or otherwise contemplated by the most recent Preliminary Prospectus, since the date of the most recent consolidated financial statements of the Company included or incorporated by reference in the most recent Preliminary Prospectus and prior to Closing, (i) there has not been and will not have been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise of stock options or the issuance of shares pursuant to the Company’s employee stock purchase plan or direct stock purchase plan, in each case pursuant to such Company option or stock purchase plans as in effect on the date hereof) or long-term debt of the Company or any Subsidiary or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, prospects, properties, management, consolidated financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”) and (ii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.
               (u) Since the date as of which information is given in the most recent Preliminary Prospectus, neither the Company nor any Subsidiary has entered, or will enter (other than with respect to transactions that are consistent with the Company’s publicly announced strategy and which are consistent with the “Use of Proceeds” disclosure contained in the Prospectus), into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole.
               (v) Neither the Company nor any of its subsidiaries own any real property. The Company and each Subsidiary has good and valid title to all personal property described in the Registration Statement or the Prospectus as being owned by them that are material to the businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and claims except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Registration Statement or the Prospectus as being leased by the Company or any Subsidiary that is material to the business of the Company and its Subsidiaries taken as a whole is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.
               (w) The Company is not, nor upon completion of the transactions contemplated herein will it be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

               (x) There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is the subject that, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be described in the Prospectus that are not so described.
               (y) The Company and each Subsidiary has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its respective business as presently conducted except where the failure to have such governmental licenses, permits, consents, orders, approvals and other authorizations would not have a Material Adverse Effect, (ii) complied with all laws, regulations and orders applicable to either it or its business, except where the failure to so comply would not have a Material Adverse Effect, and (iii) performed all its obligations required to be performed, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a “contract or other agreement”) to which it is a party or by which its property is bound or affected, except where such default would not have a Material Adverse Effect, and, to the Company’s best knowledge, no other party under any material contract or other agreement to which it is a party is in default in any respect thereunder. The Company and its Subsidiaries are not in violation of any provision of their respective organizational or governing documents.
               (z) The Company has all corporate power and authority to enter into this Agreement, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained, except such as have been obtained, such as may be required under state securities or Blue Sky Laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or the Nasdaq National Market (“Nasdaq”) in connection with the distribution of the Units by the Placement Agent.
               (aa) Neither the execution of the Transaction Documents, nor offering or sale of the Units, nor the issuance of the Securities, nor the consummation of any of the transactions contemplated herein, nor the compliance by the Company with the terms and provisions hereof or thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any contract or other agreement to which the Company or its Subsidiaries may be bound or to which any of the property or assets of the Company or its Subsidiaries is subject, except such conflicts, breaches or defaults as may have been waived; nor will such action result in any violation of the provisions of the organizational or governing documents of the Company or any Subsidiary, or any statute or any order, rule or regulation applicable to the Company or any Subsidiary or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or any Subsidiary.
               (bb) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company is a party have been authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability, including the effect of public policy on the enforceability of provisions relating to indemnification or contribution.
               (cc) No statement, representation or warranty made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Placement Agent or the Investors was or will be, when made, inaccurate, untrue or incorrect in any material respect.
               (dd) The Company and its directors, officers or controlling persons have not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.
               (ee) No holder of securities of the Company has rights to the registration of any securities of the Company as a result of the filing of the Registration Statement or the transactions contemplated by this Agreement, except for such rights as have been waived or satisfied.
               (ff) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is currently listed on Nasdaq. The Company has not, in the 12 months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with the listing or maintenance requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
               (gg) The Company is not involved in any material labor dispute nor is any such dispute known by the Company to be threatened.
               (hh) The business and operations of the Company and each of its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).
               (ii) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance in all material respects with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the Federal Drug Administration (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions in the Pricing Disclosure Materials and the Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the published data derived from such studies and tests. The Company has not received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests. The descriptions in the Pricing Disclosure Materials and the Prospectus of the Company’s status and filings with the FDA and any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA are true, complete and correct in all material respects.
               (jj) The Company has established and administers a compliance program applicable to the Company, to assist the Company and the directors, officers and employees of the Company in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA).
               (kk) No material deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any filings, declarations, listings, registrations, reports or submissions.
               (ll) No approval of the shareholders of the Company under the rules and regulations of Nasdaq (including Rule 4350 of the Nasdaq National Marketplace Rules), and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Units, including such as may be required pursuant to Rule 4350 of the Nasdaq National Marketplace Rules.

               (mm) Except as disclosed in the Registration Statement, (i) the Company and each Subsidiary owns or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of its respective business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or any Subsidiary for the products described in the Registration Statement that would preclude the Company or any Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or a Subsidiary; (b) to the Company’s knowledge after due inquiry, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary , which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any Subsidiary in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of any Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.
               (nn) The Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against it or any Subsidiary which could have a Material Adverse Effect.
               (oo) On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale of the Units and transfer of the Securities to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.
               (pp) The Company and each Subsidiary maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for their respective businesses, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.
               (qq) Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, agent or employee has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
               (rr) Each officer and director of the Company listed on Schedule 2 hereto has delivered to the Placement Agent an agreement in the form of Exhibit B hereto to the effect that he or she will not, for a period of 90 days after the date hereof, without the prior written consent of the Placement Agent, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock, directly or indirectly, of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company.
               (ss) The Company has delivered to the Placement Agent an agreement in the form of Exhibit C hereto to the effect that it will not, for a period of 90 days after the date hereof, without the prior written consent of the Placement Agent, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any shares of capital stock of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, except with respect to the issuance of shares of Common Stock upon the exercise of stock options and warrants outstanding as of the date hereof and the issuance of Common Stock or stock options (and underlying shares) under any benefit plan or any direct stock purchase plan of the Company.
               (tt) The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Placement Agent has consented.
               (uu) Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

               (vv) No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other, which is required by the Act to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.
               (ww) The Company has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Act, the Rules and Regulations or the interpretations thereof by the Commission.
               (xx) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 (under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Act, Rule 175(b) under the Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Act.
               (yy) Neither the Company nor its Subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.
               (zz) The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
               (aaa) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Units.

               (bbb) The minute books of the Company and each Subsidiary have been made available to the Placement Agent and counsel for the Placement Agent, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company and each Subsidiary (or analogous governing bodies and interest holders, as applicable) since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.
               (ccc) Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Stock will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.
Any certificate signed by any officer of the Company as authorized by the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.
          4. Agreements of the Company. The Company covenants and agrees with the Placement Agent as follows:
               (a) The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used), subject to the prior approval of the Placement Agent, pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agent promptly following such filing.
               (b) The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Units by an underwriter or dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Pricing Disclosure Materials, the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.
               (c) The Company will notify the Placement Agent promptly, and will confirm such notification in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (2) of any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information; (3) of the issuance by the Commission of any stop order preventing or suspending the effectiveness of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or the initiation of any proceedings for that purpose or the threat thereof; (4) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the reasonable judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Units for offer and sale in any jurisdiction. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will use its best efforts to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings.
               (d) If, at any time when a Prospectus relating to the Units is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent.
               (e) The Company will furnish to the Placement Agent and its counsel, without charge, as many copies as the Placement Agent may reasonably request of the following: (i) one conformed copy of the Registration Statement as originally filed with the Commission and each amendment thereto, including financial statements and schedules, and all exhibits thereto, (ii) so long as a prospectus relating to the Units is required to be delivered under the Act, each Issuer Free Writing Prospectus, Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.
               (f) The Company will comply with all the undertakings contained in the Registration Statement.

               (g) The Company will not make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Placement Agent.
               (h) The Company will retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations.
               (i) Prior to the sale of the Units to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Units for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.
               (j) The Company will apply the net proceeds from the offering and sale of the Units in the manner set forth in the Registration Statement and Prospectus under the caption “Use of Proceeds.”
               (k) The Company will comply with all requirements of Nasdaq with respect to the issuance of the shares of Common Stock pursuant to this Agreement and shares of Common Stock pursuant to any exercise of the Warrants, and will use its commercially reasonable efforts to ensure that any such shares are listed or quoted on Nasdaq at the time of the Closing.
               (l) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Securities to facilitate the sale or resale of any of the Securities.
               (m) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Securities.
               (n) The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.
               (o) The Company shall use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.
               (p) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock pursuant to this Agreement and shares of Common Stock pursuant to any exercise of the Warrants.

          5. Agreements of the Placement Agent. The Placement Agent agree that they shall not include any “issuer information” (as defined in Rule 433 under the Act) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5 shall not be deemed to include information prepared by the Placement Agent on the basis of or derived from issuer information. The Placement Agent also agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.
          6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any Issuer Free Writing Prospectus, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, including all fees, disbursements and other charges of counsel and accountants to the Company, (2) the preparation and delivery of certificates representing the shares of Common Stock, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus or Issuer Free Writing Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the direct placement of the Units, (4) the listing of the Common Stock on Nasdaq, (5) any filings required to be made by the Placement Agent with the NASD, and the fees, disbursements and other charges of counsel for the Placement Agent in connection therewith, (6) the registration or qualification of the the shares of Common Stock or Warrants for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(i), including the reasonable fees, disbursements and other charges of counsel to the Placement Agent in connection therewith and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) fees, disbursements and other charges of counsel to the Company, (8) fees and disbursements of the Accountants incurred in delivering the letter(s) described in 7(f) of this Agreement, and (9) all other costs and expenses incident to the offering of the Units or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “road show” including, without limitation, any expenses advanced by the Placement Agent on the Company’s behalf (which will be promptly reimbursed)). The Company shall reimburse the Placement Agent, on a fully accountable basis, for all reasonable costs and out-of-pocket expenses, including fees and disbursements of its legal counsel. Notwithstanding the foregoing, in the event that the proposed offering of Units is terminated or postponed for a period in excess of ninety (90) days after the date hereof, the Company agrees to reimburse the reasonable documented costs and expenses incurred by the Placement Agent in connection therewith, including legal fees and out-of-pocket costs, up to $100,000 in the aggregate.

          7. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:
               (a) (i) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before, or threatened or contemplated by, any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement, any Issuer Free Writing Prospectus or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object thereto in good faith, and the Placement Agent shall have received certificates of the Company, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company, to the effect of clauses (i), (ii) and (iii).
               (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale of the Units and delivery of the Securities to Investors as contemplated by the Prospectus.
               (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding, in the judgment of the Placement Agent, could have a Material Adverse Effect.
               (d) Each of the representations and warranties of the Company contained herein, to the extent qualified by materiality or Material Adverse Effect, shall be true and correct in all respects at the Closing Date, as if made on such date, and to the extent not qualified by materiality or Material Adverse Effect, shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.
               (e) The Placement Agent shall have received opinions, dated the Closing Date, of Seyfarth Shaw LLP, as counsel to the Company, and of Dykema Gossett PLLC, as counsel to the Company in form and substance reasonably satisfactory to the Placement Agent, with respect to the matters set forth in Exhibit D hereto.
               (f) On the date hereof, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Comfort Letter”), addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent, confirming that (i) they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Comfort Letter, a reading of the latest available interim financial statements of the Company, inspections of the minute books of the Company since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Comfort Letter to a date not more than five days prior to the date of the Comfort Letter, nothing came to their attention that caused them to believe that as of a specified date not more than five days prior to the date of the Comfort Letter, there have been any changes in the capital stock of the Company or any increase in the long-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Placement Agent, or any increases in any items specified by the Placement Agent, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Comfort Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Placement Agent, which are derived from the general accounting, financial or other records of the Company, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement. At the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Comfort Letter, that nothing has come to their attention during the period from the date of the Comfort Letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in the Comfort Letter if it were required to be dated and delivered at the Closing Date.
               (g) At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent to the effect that each signer has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Materials, and that to each of such person’s knowledge:
               (i) (A) As of the date of such certificate, (x) the Registration Statement and any amendment thereto did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) neither the Prospectus, the Pricing Disclosure Materials nor any amendment or supplement thereto, contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement, the Pricing Disclosure Materials or the Prospectus in order to make the statements therein not untrue or misleading in any material respect.
               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct.
               (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.
               (iv) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.
               (v) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no Material Adverse Change.
               (h) The Securities shall be qualified for sale in such states as the Placement Agent may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date, as provided in Sections 3(b) and 3(y) above.
               (i) The shares of Common Stock shall have been approved for inclusion on Nasdaq and listed and admitted and authorized for trading on Nasdaq, subject only to official notice of issuance. Satisfactory evidence of such actions shall have been provided to the Placement Agent.
               (j) The Company shall have furnished or caused to be furnished to the Placement Agent such certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.
               (k) The Placement Agent shall have received the letters referred to in Section 3(ss) and (tt) hereof substantially in the form of Exhibits B and C.
               (l) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Placement Agent Agreement and any other documents relating thereto.
               (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, or Nasdaq or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale of the Units or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Materials and the Prospectus.
          8. Indemnification.
               (a) The Company shall indemnify and hold harmless the Placement Agent, its directors, officers, employees and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which it, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto or document incorporated by reference therein, (B) any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or any amendment or supplement thereto or document incorporated by reference therein or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent and (D) any application or other document, or any amendment or supplement thereto, executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Units under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an “Application”), or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or in any Permitted Issuer Information or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Units in the public offering to any person and is based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Application (as set forth in paragraph (D); and provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of the Placement Agent (or any person controlling the Placement Agent) from whom the person asserting any such loss, claim, damage, liability or action purchased Units which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that the Placement Agent failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Units to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 4(d). This indemnity agreement will be in addition to any liability which the Company may otherwise have.
               (b) The Placement Agent will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability that the Placement Agent might otherwise have. The Company acknowledges that, for all purposes under this Agreement, the last paragraph on the cover page of the Prospectus constitutes the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. Notwithstanding the provisions of this Section 8(b), in no event shall any indemnity by either Placement Agent under this Section 8(b) exceed the total compensation received by the Placement Agent in accordance with Section 1.
               (c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in each of which cases, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. The Company will not, without the prior written consent of the Placement Agent (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution has been sought hereunder (whether or not the Placement

Agent or any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent will not be unreasonably withheld.
               (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Placement Agent, the indemnifying party or parties will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the indemnifying party or parties may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other, from the offering of the Units. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to the fee received by the Placement Agent hereunder as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Placement Agent, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agent information as defined in Section 8(b). The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by it in accordance with

Section 1, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld). The Placement Agent’s obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.
          9. Termination.
               (a) The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agent, in its sole discretion, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Securities, any of the events described in Sections 7(b) have occurred.
               (b) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Placement Agent for all reasonable, documented out-of-pocket expenses incurred in connection herewith.
          10. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Units or any other services the Placement Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Placement Agent, on the other, exists; (ii) the Placement Agent is not acting as an advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the offering price of the Units, and such relationship between the Company, on the one hand, and the Placement Agent, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Placement Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Placement Agent and its affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Placement Agent with respect to any breach of fiduciary duty in connection with this offering.
          11. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, Domino’s Farms, Lobby K, 24 Frank

Lloyd Wright Dr., Ann Arbor, MI 48105, Attention: Gerald D. Brennan, Jr., with copies to Seyfarth Shaw LLP, 131 South Dearborn Street, Suite 2400, Chicago, IL 60603-5577, Attention: Allan J. Reich, Esq., or (b) if to the Placement Agent, at the office of BMO Capital Markets Corp., 3 Times Square, 28th Floor, New York, New York 10036-6564, Attention: Eric B. Cheng, with copies to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq. Any such notice shall be effective only upon receipt. Any notice under Section 8 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.
          12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.
          13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agent and any person or persons who control either of the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 8(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No Investor shall be deemed a successor because of such purchase.
          14. Governing Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

          15. Severability. In case any one or more of the provisions contained in this Agreement or any application thereof shall be deemed invalid, illegal or unenforceable in any respect, such affected provisions shall be construed and deemed rewritten so as to be enforceable to the maximum extent permitted by law, thereby implementing, to the maximum extent possible, the intent of the parties hereto, and the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.
          16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronically transmitted or facsimile signatures shall be deemed to be originals.
          17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours, AASTROM BIOSCIENCES, INC.
By:
Name:
Title:

Confirmed as of the date first
above mentioned:

BMO CAPITAL MARKETS CORP.

By:
Name:
Title:

SCHEDULE 1
SUBSIDIARIES
Aastrom Biosciences GmbH
Aastrom Biosciences SL
Aastrom Biosciences, Ltd.

SCHEDULE 2
LOCK UP AGREEMENTS
George W. Dunbar
Timothy M. Mayleben
Alan L. Rubino
Nelson M. Sims
Stephen G. Sudovar
Susan L. Wyant
Robert L. Zerbe
Gerald D. Brennan

SCHEDULE 3
FREE WRITING PROSPECTUSES
Preliminary Prospectus Supplement dated October 16, 2007

EXHIBIT A
ESCROW AGREEMENT
See attached.

EXHIBIT B
[Date]
BMO Capital Markets Corp.
3 Times Square
29th Floor
New York, NY 10036
Ladies and Gentlemen:
               The undersigned understands that you, as Placement Agent, propose to enter into a Placement Agency Agreement (the “Placement Agency Agreement”) with Aastrom Biosciences, Inc., a Michigan corporation (the “Company”), providing for an offering (the “Offering”) of the Company’s Common Stock. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.
               In consideration of the foregoing, and in order to induce you to act as Placement Agent in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Placement Agent, the undersigned will not, during the period beginning on the date hereof and ending on the date which is 90 days after the date of the final prospectus supplement filed by the Company with the Securities and Exchange Commission relating to the Offering, (1) offer, pledge, assign, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) engage in any short selling of the Common Stock. In addition, the undersigned agrees that, without the prior written consent of the Placement Agent, it will not, during the period beginning on the date hereof and ending on the date which is 90 days after the date of the final prospectus supplement relating to the Offering, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.
               Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts to any charitable organization, (ii) as a bona fide gift or gifts to any other entity or person, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Placement Agent, or (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery or sale of shares of Common Stock of the Company held by the undersigned. For purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.
               If (i) the Company issues an earnings release, publicly announces material news or a material event relating to the Company occurs during the last 17 calendar days of the 90-day lock-up period; or (ii) prior to the expiration of the 90-day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the public announcement of the material news or the occurrence of the material event.
               The undersigned understands that the Company and the Placement Agent are relying on this lock-up agreement in proceeding towards consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable.
               In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.
               The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.
               The undersigned understands that, if the Offering does not occur or is terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this lock-up agreement.
               This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF OFFICER OR DIRECTOR]

By:

Title:

Accepted as of the date first set forth above:

BMO Capital Markets Corp.

By:

Name:
Title:

[                                        ]

By:

Name:
Title:

EXHIBIT C
BMO Capital Markets Corp.
3 Times Square
29th Floor
New York, NY 10036
Ladies and Gentlemen:
               Reference is made to the Placement Agency Agreement (the “Placement Agency Agreement”), which will be executed between Aastrom Biosciences, Inc., a Michigan corporation (the “Company”), and BMO Capital Markets Corp. (the “Placement Agent”).
               In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agent, offer, sell, assign, pledge, lend, contract to sell or otherwise dispose of any shares, directly or indirectly, of the Company’s Common Stock, no par value per share (the “Common Stock”), owned by the undersigned during the period beginning on the date hereof and ending on the date which is 90 days after the date of the final prospectus supplement relating to the Offering, except with respect to the issuance of shares of Common Stock upon the exercise of stock options and warrants outstanding as of the date hereof and the issuance of Common Stock or stock options under any benefit plan or direct stock purchase plan of the Company existing on the date hereof, and described in the Prospectus.
               The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that if (i) the Company issues an earnings release, publicly announces material news or a material event relating to the Company occurs during the last 17 calendar days of the 90-day lock-up period; or (ii) prior to the expiration of the 90-day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, the public announcement of the material news or the occurrence of the material event.
               It is understood that, if the Company notifies you that it does not intend to proceed with the issuance and sale of shares of Common Stock and the warrants to purchase shares of Common Stock to be sold in the Offering (the “Units”) pursuant to the Placement Agency Agreement, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this letter agreement.

Dated:

Very truly yours,

Aastrom Biosciences, Inc.

By:
Name:
Title:

EXHIBIT D
[MATTERS TO BE COVERED IN THE SEYFARTH SHAW LLP LEGAL OPINION OR
DYKEMA GOSSETT PLLC LEGAL OPINION]
1.	The Company has been duly organized, and is validly existing as a corporation in good standing under the laws of the State of Michigan.

2.	The Company is not licensed or qualified to conduct business as a foreign corporation in any jurisdiction.

3.	The Company has the corporate power and authority to enter into and perform its obligations under the Placement Agency Agreement.

4.	The Securities have been duly authorized and, when issued and delivered by the Company pursuant to the Placement Agency Agreement against payment of the consideration set forth on the cover of the Prospectus, will be validly issued, fully paid and non-assessable.

5.	The issuance of the Securities is not subject to any statutory preemptive right of any securityholder of the Company. The issuance of the Securities is not subject to any rights known to such counsel of any securityholder of the Company similar to any statutory preemptive rights of any securityholder of the Company.

6.	Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectus Supplement, to our knowledge, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Prospectus Supplement with the Commission or by reason of the issuance and sale of the Units, except for rights which have been waived.

7.	The statements in the Prospectus under the caption “Description of Capital Stock” as amended by the Company’s Annual Report on Form 10-K for the fiscal year ended June 20, 2007 (indicating an increase in the Company’s authorized common stock from 200,000,000 to 250,000,000 shares), insofar as they purport to constitute summaries of the terms of the Company’s charter or by-laws or Michigan statutes, rules and regulations thereunder, constitute accurate summaries of the terms of such documents, statutes, rules and regulations in all material respects.

8.	The execution, delivery and performance of the Placement Agency Agreement do not and will not result in any violation of the provisions of the charter or by-laws of the Company in effect on the date hereof. The Placement Agency Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding agreement of the Company, and is enforceable against the Company in accordance with the terms thereof.

9.	To such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

10.	The Registration Statement, including the Prospectus, including each of the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, as the case may be, including the documents incorporated by reference therein, as of their respective effective or issue dates, or as of the dates they were filed with the Commission, as the case may be (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated thereunder (the “Rules and Regulations”) and the Exchange Act.

11.	To such counsel’s knowledge, there is not pending or threatened in writing any action, suit, proceeding, inquiry or investigation, to which the Company or any of its Subsidiaries are parties, or to which the property of the Company or its Subsidiaries are subject, before or brought by any court or governmental agency or body, domestic or foreign, that is required to be disclosed in the Prospectus and is not adequately disclosed therein.

12.	All descriptions of documents and agreements, in the Registration Statement and the Prospectus of contracts and other documents filed and/or incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended June 30, 2007 are, to our knowledge, accurate, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

13.	No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any domestic court or governmental authority or agency (other than under the Act and the rules and regulations of the Commission promulgated thereunder, which have been obtained, or as may be required by the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Placement Agency Agreement or for the offering, sale or delivery of the Units.

14.	The execution, delivery and performance of the Placement Agency Agreement and the consummation of the transactions contemplated therein and in the Registration Statement and the Prospectus Supplement (including the issuance and sale of the Units) and compliance by the Company with its obligations under the Placement Agency Agreement and in connection with the offering, issuance and sale of the Units pursuant thereto, to our knowledge, do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default under, or permit the holders of any debt known to us to require the repurchase or redemption of any such debt pursuant to, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, agreements to which the Company is a party and which are known to us, nor will such action result in any material violation of any applicable law statute, rule, regulation, judgment, order, writ or decree known to us, of any government or government instrumentality or court having jurisdiction over the Company or any of its assets, properties or operations.

15.	The Company is not, nor will be upon completion of the offering, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

16.	While we are not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Materials, or any supplements or amendments thereto, no facts have come to our attention which have caused it to believe that: (i) the Registration Statement or any amendments thereto, at the time the Registration Statement or any such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, as of the Closing, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the documents and information comprising the Pricing Disclosure Materials, taken as a whole as of the effective time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that in each case that we are not expressing a belief as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information).

17.	When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number of shares of Common Stock called for thereby, and the Warrants, when issued, in each case, will be enforceable against the Company in accordance with their terms. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants and payment therefor.

18.	The shares of the Company’s common stock, when issued against payment of the exercise price therefore and in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.